SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 19, 2003

AMSOUTH BANCORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AMSOUTH CENTER

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable

(Registrant’s former address of principal executive office)

Item 9.	Regulation FD Disclosure.

On March 19, 2003, the Chief Executive Officer and Chief Financial Officer of AmSouth Bancorporation (the “Company”) each submitted the certifications required by § 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company’s Annual Report on Form 10-K for the year ending December 31, 2002 (the “Report”). Copies of the foregoing certifications are attached hereto as exhibits. The certifications now required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are being filed as part of the Report, as required by SEC rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION By: /s/ CARL L. GORDAY Name: Carl L. Gorday Title: Assistant Secretary

Date: March 19, 2003

Exhibit Index

Exhibit No.	Exhibit

99.1	Certification of Periodic Report by Chief Executive Officer
99.2	Certification of Periodic Report by Chief Financial Officer